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                                                                    EXHIBIT 10.2
                            KEY CAPITAL CORPORATION
                          INCENTIVE STOCK OPTION PLAN

          1.   Purpose.  The Purpose of this Incentive Stock Option Plan ( the
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"Plan") is to further the interests of Key Capital Corporation, a Maryland corporation (the "Company") by providing incentives for certain officers and employees of the Company and any 50% or more owned subsidiary of the Company who may be designated for participation in the Plan and to provide additional means of attracting and maintaining competent personnel. The Plan is intended to qualify as an incentive stock option plan within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

          2.   Administration.  The Plan shall be administered by the
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Compensation Committee (referred to herein as the "Committee"). Subject to the provisions of the Plan and applicable law, the Committee is also authorized to interpret the Plan and to prescribe, amend and rescind rules and regulations relating to the Plan and to any options granted under the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

          3.   Participants and Grants of Options.  The Committee shall, subject
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to the approval of the Board of Directors, determine and designate from time to time those officers and employees to whom options are to be granted and who thereby become participants in the Plan. The Committee may, subject to the approval of the Board of Directors, grant to such participants options to purchase Shares of the common stock, par value $.10 per Share, of the Company ("Shares") in such amounts as the Committee shall from time to time determine. However, if the aggregate fair market value (determined as of the time the option is granted) of all Shares which an optionee may purchase upon the exercise of an option during the calendar year in which the option first becomes exercisable (under all such plans of the Company and its subsidiaries) exceeds $100,000 the options, to the extent of such excess, shall not be treated as incentive stock options under the Code. The granting of an option shall take place only when a written option agreement substantially in the form of Exhibit A hereto (the Option Agreement") is executed by an officer of the
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Company and the participant and is delivered to the Company. Participation in the Plan shall not confer any right of continuation of service as an officer or employee.

          4.   Shares Subject to the Plan.  Under this Plan, the Committee may
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from time to time, subject to the approval of the Board of Directors, grant options to officers and employees entitling the holders of such options to purchase, upon the exercise of such options, up to an aggregate of 120,000 Shares. If any option granted under the Plan shall terminate or expire unexercised, in whole or in part, the Shares so released from the option may be made the subject of additional options granted under the Plan. The Company shall reserve and keep available such number of Shares as will satisfy the requirements of all outstanding options granted under the Plan.

          5.   Share Restructure.  In the event of a change in the Company's
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Shares, as by stock splits, reverse stock splits, stock dividends, reclassification or recapitalization, the number and

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type of Shares available for the grant of options and subject to outstanding options shall be proportionately adjusted.

          6.   Corporate Reorganization.  In the case of any capital
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reorganization, recapitalization, consolidation, merger or share exchange of the
Company with another person, entity or group, or any sale or other transfer of all or substantially all of the Company's assets in one or a series of transactions (an "Extraordinary Event"), the Company shall take such action as may be necessary to enable each optionee to receive upon any subsequent exercise of options, in whole or in part, securities or other assets as were issuable or payable upon such reorganization, recapitalization, consolidation, merger, share exchange or sale or other transfer in respect of, or in exchange for, such Shares as may have been purchased upon the exercise of the option under the Plan.

          7.   Option Price.  The option price per Share shall be equal to at
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least the fair market value per Share of Shares on the date the option is granted; provided, however, that if the participant, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary) (a "10% Shareholder"), then the option price shall not be less then 110% of the fair market value of the Shares on the date the option is granted. For the purposes of this Plan "fair market value" shall mean the fair market value of the Shares as determined by the Committee at the date the option is granted.

          8.   Exercise.  Each option granted under the Plan will be exercisable
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at any time, and from time to time, from and after the date of the grant of the option, subject to any limitations imposed by the Option Agreement; provided, however, that no option may be exercised after the expiration of 10 years from and after the date the option is granted and if a participant is a 10% Shareholder, no option may be exercised after the expiration of 5 years from the date the option is granted.

          9.   Transfer of Options.  No option shall be transferable by any
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optionee otherwise than by will and the laws of descent and distribution.
Options granted under the Plan shall be exercisable during the optionee's lifetime only by the optionee and only in the manner set forth in this Plan.

          10.  Termination and Forfeiture of Options.  All unexercised options
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of an optionee will terminate, be forfeited and will lapse immediately if (i)
such optionee's employment with the Company is terminated for cause, as determined by the Committee, or (ii) such optionee accepts employment with a competitor of the Company without the written consent of the Company.

          11.  Exercise of Options.  To exercise an option, the optionee or his
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successor shall give written notice to the Company's Secretary at the Company's principal offices, accompanied by full payment for the Shares being purchased.

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          12.  Disposition of Shares.  If the optionee (other than the
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optionee's estate where the optionee has died holding the option) makes any disposition of Shares acquired upon the exercise of options granted under this Plan prior to the later of (i) 2 years from and after the date the option is granted, or (ii) 1 year after the date the Shares are issued to the optionee, the optionee will notify the Secretary of the Company in writing of such disposition.

          13.  Manner of Payment.  An optionee shall pay the purchase price
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for the Shares being purchased upon exercise of the option either in cash or by check made payable to the order of the Company.

          14.  Registration.  If the Company shall be advised by its counsel
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that Shares deliverable upon any exercise on an option are required to be registered under the Securities Act of 1933, or that the consent of any other authority is required for their issuance, the Company may effect such registration or obtain such consent, and delivery of the Shares by the Company may be deferred until registration is effected or consent obtained.

          15.    Execution of Stockholders'Agreement.  The exercise of the
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options and the purchase of the Shares by the optionee is conditioned upon the optionee's acceptance of, and agreement to be bound by, all the terms of the Company's Stock Option Agreement as then in effect, if any, among the Company and the employee stockholders of the Company. Accordingly, each optionee undertakes and agrees to be bond by all the terms and provision of the Stock Option Agreement, regardless of whether the Stock Option Agreement is actually executed and delivered by the optionee.

          16.  Amendments and Termination.  The board of Directors may amend,
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suspend, discontinue or terminate the Plan, but no action may, without the consent of the holder of any option granted under the Plan, alter or impair such option.

          17.  Period of Plan.
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               (a)  This Plan has been adopted by the Board of Directors of the Company on February 17, 1998, subject to approval of the Plan by the stockholders of the Company within 12 months of the date the Plan was adopted. The stockholders of the Company approved the Plan on March 20, 1998.

               (b) No Option shall be granted on or after the 10th anniversary of the date of adoption of the Plan by the Board of Directors of the Company. The Plan shall expire on the later of such 10th anniversary date or the date on which all options granted under the Plan have expired or have been exercised in full.

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